KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Contract Owners of CML Accumulation Annuity Account E:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of CML Accumulation Annuity Account E, comprised of the Invesco V.I. Core Plus Bond Sub-Account, formerly, Invesco V.I. Core Bond Sub-Account (the “Separate Account”), as of December 31, 2022, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes including the financial highlights in Note 8 for each of the years or periods in the five-year period then ended (collectively, the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2022, and the results of its operations and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the underlying mutual fund or its transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Separate Accounts’ auditor since 2004.

Boston, Massachusetts

March 8, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with

KPMG International Limited, a private English company limited by guarantee.

F-1

CML Accumulation Annuity Account E

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2022

Invesco V.I.
Core Plus Bond
Sub-Account
ASSETS
Investments
Number of shares	136,031
Identified cost	$905,998
Value	$756,332
Total assets	756,332
LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	64
Total liabilities	64
NET ASSETS	$756,268
Net Assets:
64,533 qualified units outstanding at $11.72 per unit	$756,268
Net assets	$756,268

See Notes to Financial Statements.

F-2

CML Accumulation Annuity Account E

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Years Ended December 31, 2022 and 2021

	Invesco V.I.	Invesco V.I.
	Core Plus Bond	Core Bond
	Sub-Account	Sub-Account
	2022	2021
Investment Income
Dividends	$32,851	$21,320
Expenses
Mortality and expense risk fees	259	327
Net investment income (loss)	32,592	20,993
Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(11,055)	(27,362)
Realized gain distribution	502	37,940
Realized gain (loss)	(10,553)	10,578
Change in net unrealized appreciation/depreciation of investments	(154,554)	(50,074)
Net gain (loss) on investments	(165,107)	(39,496)
Net increase (decrease) in net assets resulting from operations	(132,515)	(18,503)
Capital transactions:
Transfers of net premiums	-	6,620
Transfers due to death benefits	-	(7,193)
Transfers due to annuity benefit payments	(1,899)	(2,176)
Transfers due to net charge (credit) to annuitant mortality fluctuation reserve	407	316
Transfers due to withdrawal of funds	(79,917)	(110,322)
Net increase (decrease) in net assets resulting from capital transactions	(81,409)	(112,755)
Total increase (decrease)	(213,924)	(131,258)
NET ASSETS, at beginning of the year	970,192	1,101,450
NET ASSETS, at end of the year	$756,268	$970,192

See Notes to Financial Statements.

F-3

CML Accumulation Annuity Account E

Notes To Financial Statements

1.	ORGANIZATION

CML Accumulation Annuity Account E (the “Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 21, 1975. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The Separate Account assets are not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2022, the Separate Account consisted of the following sub-account which was invested in the corresponding mutual fund:

The sub-account listed in the first column
	Sub-Account	invests in the fund in this column

	Invesco V.I. Core Plus Bond Sub-Account[1]	Invesco V.I. Core Plus Bond Fund[1,2,3]

[1]After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax-free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond Fund in exchange of 1 share of Invesco V.I Core Bond Fund. As a result of the underlying fund merger, the subaccount name changed from Invesco V.I. Core Bond to Invesco V.I. Core Plus Bond.
[2]Invesco Advisers, Inc. is the investment adviser to this Fund.
[3]This Sub-Account/Fund became available to the Separate Account as an investment option on April 29, 2022.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account CML Accumulation Annuity Account E follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the underlying fund held by the Invesco V.I. Core Bond Sub-Account are carried at fair value which is based on the closing net asset value of the underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date and they are generally reinvested in the underlying investment funds.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to contracts, which depend on the Separate Account’s investment performance. Accordingly, no provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a tax liability attributable to the Separate Account.

F-4

Notes To Financial Statements (Continued)

D.	Contract Charges

See Note 8B for charges associated with the contracts.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Annuitant Mortality Fluctuation

The Separate Account contributes to an Annuitant Mortality Fluctuation Fund (AMFF) reserve maintained by MassMutual as required by regulatory authorities to provide for mortality losses incurred. The AMFF reserve is adjusted quarterly for mortality losses and gains and its proportionate share of changes in value. Transfers to or from MassMutual are then made quarterly to adjust the AMFF reserve which is held in the Separate Account. Net transfers from the Separate Account to MassMutual totaled $407 and $316 for the years ended December 31, 2022 and 2021 respectively. The AMFF reserve is subject to a maximum of 3% of the Separate Account’s annuity reserves. Any mortality losses in excess of this reserve will be borne by MassMutual. The AMFF reserve is not available to owners of the contracts except to the extent necessary to cover mortality losses under the contracts.

G.	Annuity Reserves

Annuity reserves are developed by using accepted actuarial methods and are computed using either the 71 IAM or 83 IAM table.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The investments of the Separate Account are measured at fair value. All the investments are categorized as Level 1 as of December 31, 2022. There have been no transfers between levels for the year ended December 31, 2022.

5.	RELATED PARTY TRANSACTIONS

Payable to MassMutual

Certain fees such as mortality and expense risk fees are charges paid between the general investment account (the “General Account”) and the Separate Account. The General Account is not registered as an investment company under the 1940 Act.

F-5

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for each of the years or periods in the two-year period ended December 31, 2022 were as follows:

	Invesco V.I.	Invesco V.I.
	Core Plus Bond	Core Plus Bond
	Sub-Account	Sub-Account
	2022	2021
Cost of purchases	$33,617	$74,674
Proceeds from sales	(82,012)	(128,372)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for each of the years or periods in the two-year period ended December 31, 2022 were as follows:

	2022		2021
	Invesco V.I.		Invesco V.I.
	Core Plus Bond		Core Bond
	Sub-Account		Sub-Account
	Qualified	Non-Qualified	Qualified	Non-Qualified
Units purchased	23	-	508	-
Units withdrawn	(6,014)	(882)	(8,784)	-
Net increase (decrease)	(5,991)	(882)	(8,276)	-
F-6

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

	A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the years or periods in the five-year period ended December 31, 2022 follows:

	At December 31,			For the Years Ended December 31,
				Investment
		Net Assets		Income	Expense	Total
	Units	Unit Value[3]	Amount	Ratio[1]	Ratio[2]	Return[3]
Invesco V.I. Core Plus Bond Sub-Account - Qualified[4]
2022	64,533	$11.72	$756,268	1.92%	0.02%	(14.05)%
2021	70,523	13.63	961,546	2.07	0.02	(1.67)
2020	78,799	13.87	1,092,622	3.13	0.02	9.68
2019	83,310	12.64	1,053,176	3.47	0.02	9.55
2018	113,246	11.54	1,307,391	3.34	0.02	(1.07)
Invesco V.I. Core Plus Bond Sub-Account - Non-Qualified[4]
2022	-	8.39	-	2.07	0.42	(14.39)
2021	882	9.80	8,646	2.12	0.42	(2.06)
2020	882	10.01	8,828	3.16	0.42	9.25
2019	882	9.16	8,081	3.34	0.42	9.04
2018	882	8.40	7,411	3.34	0.42	(1.43)

[1]	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owners accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
[2]	The expense ratios represent the annualized policy expense of the sub-accounts of the Seperate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owners accounts through the redemption of units and expenses of the underlying fund have been excluded.
[3]	The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.
[4]	After the close of business on April 29, 2022, Invesco V.I. Core Plus Bond Fund acquired all the net assets of Invesco V.I. Core Bond Fund pursuant to a plan of reorganization approved by the Board of Trustees of the Invesco V.I. Core Plus Bond Fund on December 1, 2021 and by the shareholders of the Invesco V.I. Core Bond Fund on March 31, 2022. The acquisition was accomplished by a tax-free exchange as of the close of business on April 29, 2022. Shares of Invesco V.I. Core Bond Fund were exchanged for the like class of shares of Invesco V.I. Core Plus Bond Fund, based on the relative net asset value of the two funds which resulted in Invesco V.I. Core Bond Fund receiving 1.15816327 shares of Invesco V.I. Core Plus Bond Fund in exchange of 1 shares of Invesco V.I Core Bond Fund. As a result of the underlying fund merger, the subaccount name changed from Invesco V.I. Core Bond to Invesco V.I. Core Plus Bond. Financial highlights for the years 2018-2021 correspond to the Invesco V.I. Core Bond Sub-Account.

B.	The Separate Account is assessed a mortality and expense risk charge. MassMutual will make deductions, for all contract years, equal on an annual basis to 0.02% and 0.42% of average daily net asset value for qualified and non-qualified contracts, respectively. The deductions are for the mortality and expense risks undertaken by MassMutual. This charge is assessed through a reduction of unit values for all contracts contained within the Separate Account. A onetime front-end charge is made for sales and administrative charges. The charge ranges from 8% to 9% on periodic purchase payments. This charge is assessed through a reduction in the number of units purchased.

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 8, 2023, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

F-7